                                                                    EXHIBIT 10.5

                              UNIT OPTION AGREEMENT

              This UNIT OPTION AGREEMENT (this "Option Agreement"), dated as of the [__]th day of June, 1999 (the "Date of Grant"), by and between Cherokee International, LLC, a California limited liability company (the "Company"), and [______] (the "Optionee").

              Pursuant to the Company's 1999 Unit Option Plan (the "Plan"), the Management Committee of the Company (the "Board"), as the Administrator of the Plan, has determined that the Optionee is to be granted an option (the "Option") to purchase non-voting Class B Units of the Company, on the terms and conditions set forth herein, and hereby grants such Option.

              Any capitalized terms not defined herein shall have their respective meanings set forth in the Plan.

              1. NUMBER OF UNITS. The Option entitles the Optionee to purchase [____] non-voting Class B Units of the Company (the "Membership Units") at a price of $4.00 per unit (the "Option Exercise Price").

              2. OPTION TERM. The term of the Option and of this Option Agreement (the "Option Term") shall commence on the Date of Grant and, unless the Option is previously terminated pursuant to this Option Agreement, shall terminate upon the expiration of ten (10) years from the Date of Grant. Upon expiration of the Option Term, all rights of the Optionee hereunder shall terminate.

              3. CONDITIONS OF EXERCISE. (a) Subject to subsection (b) of this
Section 3 and Section 7, the Option shall vest and become exercisable in four equal, annual installments on each of the first, second, third and fourth anniversaries of May 1, 1999.

                     (b) As a condition to exercising this Option, (i) Optionee agrees to abide by and be bound by the terms and conditions of the Operating Agreement and must deliver to the Company, a writing, substantially in the form of Exhibit A (the "Agreement to be Bound"), so agreeing and (ii) Optionee's spouse, if any, agrees to abide by and be bound by the terms and conditions of the Spousal Consent (attached hereto as Exhibit B) and must deliver to the Company an executed copy of such Spousal Consent so agreeing.

                     (c) Except as otherwise provided herein, the right of the Optionee to purchase Membership Units with respect to which this Option has become exercisable may be exercised in whole or in part at any time or from time to time prior to expiration of the Option Term; PROVIDED, HOWEVER, that the Option may not be exercised for a fraction of a unit; PROVIDED, FURTHER, that Optionee shall be permitted to exercise the Option in whole or in part only once per calendar year, unless such exercise occurs (i) following termination of Optionee's employment or service with the Company or any Parent or Subsidiary or (ii) in connection with a transaction referenced in Section 6 of the Plan.

              4. ADJUSTMENTS. Prior to the consummation of a Conversion Transaction, the Board shall, in its sole discretion, take such action as it shall determine to be appropriate with respect to the Plan and the Option to enable the Optionee to retain the benefits of his or her Option following the Conversion Transaction. Such actions may, but need not, include adopting a new plan and converting the Option into a comparable award under that plan.

              In connection with a Sale of the Company, the Board shall, in its sole discretion, determine the appropriate treatment, if any, of the Option and may make such amendments to the Plan as are necessary to reflect such determination.

              Except as otherwise provided in this Section 4, in the event of any merger, reorganization, consolidation or other change in corporate structure affecting Membership Units, an equitable substitution or proportionate adjustment, if any, as determined by the Board or the Administrator, in either case in its sole discretion, may be made in the kind, number and exercise price of Membership Units subject to outstanding Options.

              Except as otherwise provided in this Section 4, in the event of any unit split, reverse unit split, distribution of units, recapitalization, combination or reclassification of units, an equitable substitution or proportionate adjustment, as determined by the Board or the Administrator, shall be made in the kind, number and exercise price of Membership Units subject to this Option.

              In connection with any event described in this section, the Board or Administrator may provide, in either case in its sole discretion, for the cancellation of all or any portion of the Option that is vested but unexercised. In connection with any such cancellation, the Company shall make a payment to Optionee in cash or other property equal to the difference between the aggregate Fair Market Value

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of the Membership Units subject to the cancelled Options, and the aggregate
Option Exercise Price of the cancelled Options, or portion thereof.

              5. NONTRANSFERABILITY OF OPTION AND MEMBERSHIP UNITS.

                     (a) OPTION. Except by will or under the laws of descent and distribution, the Option and this Option Agreement shall not be transferable and, during the lifetime of Optionee, the Option may be exercised only by Optionee. Without limiting the generality of the foregoing, except as otherwise provided herein, the Option may not be assigned, transferred, exchanged, mortgaged, pledged, hypothecated, gifted or otherwise disposed of or encumbered (including, without limitation, by operation of law) and the Optionee may not agree to do any of the foregoing. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

                     (b) MEMBERSHIP UNITS. Holders of Membership Units acquired upon exercise of the Option may not sell, assign, transfer, exchange, mortgage, pledge, grant a security interest, gift or otherwise dispose of or encumber (including, without limitation, by operation of law), or agree to do any of the foregoing (each, a "Disposition") with respect to such units without the prior written consent of the Company; provided, however, that prior written consent of the Company shall not be required for a Disposition of Membership Units (i) to the Company or (ii) pursuant to a holder's exercise of rights pursuant to Section 6.4 of the Operating Agreement.

              6. METHOD OF EXERCISE OF OPTION. The Option may be exercised by means of written notice of exercise to the Company specifying the number of Membership Units to be purchased, accompanied by an executed Agreement to be Bound and by payment in full of the aggregate Option Exercise Price and any applicable withholding taxes in cash or by check. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (i) by means of a cashless exercise procedure either through a broker or through withholding of Membership Units otherwise issuable upon exercise of the Option in an amount sufficient to pay the aggregate Option Exercise Price and any applicable withholding taxes, (ii) in the form of unrestricted Membership Units already owned by the Optionee which, (x) in the case of unrestricted Membership Units acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have an aggregate Fair Market Value on the date of surrender equal to the aggregate Option Exercise Price of the

Membership Units as to which such Option shall be exercised, or (iii) by any other means of exercise authorized from time to time in the Plan and/or by the Board.

              7. EFFECT OF TERMINATION OF EMPLOYMENT.

                     (a) UNVESTED OPTIONS TERMINATE; COMPANY PURCHASE RIGHT. Upon termination of Optionee's employment or service with the Company or any Parent or Subsidiary for any reason, the Option shall immediately terminate as to any portion that has not previously vested as of the date of such termination (the "Termination Date"). Within sixty days following the expiration of the applicable exercise period as set forth in subsections (c) and (d) below, unless Optionee's employment or service with the Company or any Parent or Subsidiary is terminated pursuant to subsection (b) below, the Company shall pay to Optionee or Optionee's estate, successor or beneficiary, as applicable, a cash amount equal to the difference between (i) the aggregate Fair Market Value of the portion of the Option that has vested as of the Termination Date but has not been exercised (the "Vested Units") and (ii) the aggregate Option Exercise Price of the Vested Units.

                     (b) TERMINATION FOR CAUSE. In the event Optionee's employment or service with the Company or any Parent or Subsidiary is terminated for Cause (as defined below), the Option shall also immediately terminate (whether vested or not) to any portion of the Option that has vested as of the Termination Date. For purposes of this Option Agreement, "Cause" shall mean :
(i) Optionee's acts of personal dishonesty, theft, fraud or embezzlement in connection with his or her duties as an employee, officer, or Board member of the Company; (ii) Optionee's use of alcohol or drugs that, in the Board's determination, interferes with Optionee's performance of his or her essential job functions with the Company or any Parent or Subsidiary; (iii) Optionee's excessive absenteeism that, in the Board's determination, interferes with the Optionee's ability to perform his or her essential job functions for the Company or any Parent or Subsidiary; (iv) any conflict of interest between Optionee and the Company or any Parent or Subsidiary that, in the Board's determination, inappropriately affects Optionee's ability to carry on Optionee's normal duties as an employee of the Company or any Parent or Subsidiary; (v) Optionee's act of gross insubordination in connection with his or her duties as an employee, officer, or Board member of the Company; (vi) Optionee's conviction of or guilty plea to a felony; (vii) Optionee's material breach of the Company's Code of Conduct; or (viii) any material breach by Optionee of any employment or other agreement between the Optionee and the Company or any Parent or Subsidiary.

                     (c) TERMINATION AS A RESULT OF DEATH OR DISABILITY. In the event Optionee's employment or service with the Company or any Parent or Subsidiary is terminated as a result of Optionee's death or Disability, any portion of the Option that has vested as of the Termination Date shall be exercisable in whole or in part according to the terms of the Option Agreement for a period of six (6) months following the Termination Date. Upon expiration of such six-month period, any unexercised portion of the Option shall terminate in full.

                     (d) TERMINATION OTHER THAN FOR CAUSE, DEATH OR DISABILITY. In the event Optionee's employment or service with the Company or any Parent or Subsidiary is terminated other than for Cause or as a result of Optionee's death or Disability, any portion of the Option that has vested as of the Termination Date shall be exercisable in whole or in part according to the terms of the Option Agreement for a period of thirty (30) days following the Termination Date. Upon expiration of such thirty-day period, any unexercised portion of the Option shall terminate in full.

              8. CALL OPTION. Upon termination of Optionee's employment or service with the Company for any reason, the Company shall have the right, but not the obligation, to repurchase all or any portion of the Membership Units acquired upon exercise of the Option in accordance with the terms and conditions set forth in this Section 8 (the "Call Option").

                     (a) RIGHT TO REPURCHASE.

                            (i) TERMINATION FOR CAUSE. In the event
Optionee's employment or service with the Company or any Parent or Subsidiary is terminated for Cause, the Company shall have the right, but not the obligation, to repurchase all or any portion of the Membership Units previously acquired by Optionee through exercise of the Option. The purchase price for each Membership Unit shall be the lower of (i) the Option Exercise Price and (ii) the Fair Market Value of a Membership Unit on the date the Company exercises the Call Option.

                            (ii) TERMINATION OTHER THAN FOR CAUSE. In the event
Optionee's employment or service with the Company or any Parent or Subsidiary is terminated for any reason other than for Cause, the Company shall have the right, but not the obligation, to repurchase all or any portion of the Membership Units acquired (whether acquired prior to or following the Termination Date) by Optionee or Optionee's estate, successors or beneficiaries, as applicable, through exercise of the Option. The purchase price for each

Membership Unit shall be equal to the Fair Market Value of a Membership Unit on the date the Company exercises the Call Option.

                     (b) EXERCISE OF CALL OPTION. The Company may at any time, and from time to time, by giving written notice (the "Notice") to the Optionee or any transferee (either, a "Holder"), elect to purchase all of the Membership Units previously acquired by the Optionee through exercise of the Option, at the purchase price determined in accordance with subsection (a) above, as applicable.

                     (c) PAYMENT. Payment of the applicable purchase price (as determined in accordance with subsection (a) above) shall be made, at the option of the Company, in cash, by check, by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company, or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

                     (d) TERMINATION OF CALL OPTION. In the event the Company becomes a Public Company, the Call Option shall immediately terminate as to any Membership Units acquired upon exercise of the Option.

              9. INVESTMENT REPRESENTATION. Optionee hereby represents and warrants to the Company that the Optionee, by reason of Optionee's preexisting personal or business relationship with the Company or any of its officers, Board members or controlling persons, or by reason of the Optionee's business or financial experience (or the business or financial experience of the Optionee's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Optionee's own interests in connection with the transactions contemplated under this Option Agreement. Optionee further represents and warrants to the Company that (a) Optionee is acquiring and (b) upon exercise of the Option, Optionee will be purchasing Membership Units, in each case, for Optionee's own account and not with a view to or for sale in connection with any distribution of the Membership Units.

              10. NOTICES. All notices and other communications under this Agreement shall be in writing and shall be given by facsimile or first class mail, certified or registered with return receipt requested, and shall be deemed to have been duly given three days after mailing or 24 hours after transmission by facsimile to the respective parties named below:

         If to Company:             Cherokee International, LLC
                                    2841 Dow Avenue
                                    Tustin, California 92780
                                    Attn:  Rita Patel
                                    Facsimile: (714) 838-4742

         with a copy to:            Skadden, Arps, Slate, Meagher & Flom LLP
                                    300 S. Grand Avenue, Suite 3400
                                    Los Angeles, CA 90071
                                    Attention: Jeffrey H. Cohen
                                    Facsimile: (213) 687-5600
         and
                                    GFI Energy Ventures LLC
                                    11611 San Vicente Blvd., Suite 710
                                    Los Angeles, CA 90049
                                    Facsimile No: (310) 442-0540
                                    Attn:  Ian Schapiro

        If to the Optionee:         [Name of Optionee]
                                    [Address]
                                    Facsimile:

Either party hereto may change such party's address for notices by notice duly given pursuant hereto.

              11. SECURITIES LAWS REQUIREMENTS. The Option shall not be exercisable to any extent, and the Company shall not be obligated to transfer any Membership Units to the Optionee upon exercise of such Option, if such exercise, in the opinion of counsel for the Company, would violate the Securities Act (or any other Federal or state securities laws as may be in effect at that time). Further, the Company may require as a condition of transfer of any Membership Units pursuant to any exercise of the Option that the Optionee furnish a written representation that he or she is purchasing or acquiring the Membership Units for investment and not with a view to resale or distribution to the public. The Optionee hereby represents and warrants that he or she understands that the Membership Units are "restricted securities," as defined in Rule 144 under the

Securities Act, and that any resale of the Membership Units must be in compliance with the registration requirements of the Securities Act, or an exemption therefrom, and with the requirements of California "Blue Sky" law. Each certificate representing Membership Units shall bear the legends set forth below and with any other legends that may be required by the Company or by any Federal or state securities laws:

              THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS THEREFROM. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT AND THE REGULATIONS PROMULGATED PURSUANT THERETO (UNLESS EXEMPT THEREFROM) AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND REGULATIONS.

              THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FURTHER RESTRICTIONS ON TRANSFER AND OTHERWISE, ALL AS SET FORTH IN AN OPTION AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL OPTIONEE OF THESE SECURITIES AND THE SECOND AMENDED AND RESTATED OPERATING AGREEMENT OF THE COMPANY, AS AMENDED, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

Further, if the Company decides, in its sole discretion, that the listing or qualification of the Membership Units under any securities or other applicable law is necessary or desirable, the Option shall not be exercisable, in whole or in part, unless and until such listing or qualification, or a consent or approval with respect thereto, shall have been effected or obtained free of any conditions not acceptable to the Company.

              12. NO OBLIGATION TO REGISTER MEMBERSHIP UNITS. The Company shall be under no obligation to register the Membership Units pursuant to the Securities Act or any other Federal or state securities laws.

              13. PROTECTIONS AGAINST VIOLATIONS OF AGREEMENT. No purported sale, assignment, mortgage, hypothecation, transfer, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any of the Membership Units or any interest therein by any holder thereof in violation of the provisions of this Agreement or the Operating Agreement, will be valid, and the Company will not transfer any of said Member ship Units on its books nor will any of said Membership Units be entitled to vote, nor will any distributions be paid thereon, unless and until there has been full compliance with said provisions to the satisfaction of the Company. The foregoing restrictions are in addition to and not in lieu of any other remedies, legal or equitable, available to enforce said provisions.

              14. WITHHOLDING REQUIREMENTS. The Company's obligations under this Option Agreement shall be subject to all applicable tax and other withholding requirements, and the Company shall, to the extent permitted by law, have the right to deduct any withholding amounts from any payment or transfer of any kind otherwise due to the Optionee.

              15. SUCCESSORS AND ASSIGNS. All the terms and provisions of this Option Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, including the Optionee's estate, successors and beneficiaries; PROVIDED, HOWEVER, that, except as otherwise set forth herein, this Option Agreement may not be assigned by the Optionee without the prior written consent of the Company.

              16. FAILURE TO ENFORCE NOT A WAIVER. The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

              17. GOVERNING LAW. This Option Agreement shall be governed by and construed according to the laws of the State of California without regard to its principles of conflict of laws.

              18. INCORPORATION OF PLAN. The Plan is hereby incorporated by reference and made a part hereof, and the Option and this Option Agreement shall be subject to all terms and conditions of the Plan.

              19. AMENDMENTS. This Option Agreement may be amended or modified at any time only by an instrument in writing signed by each of the parties hereto.

              20. RIGHTS AS A MEMBER OF THE COMPANY. Neither the Optionee nor any of the Optionee's successors in interest shall have any rights as a member of the Company with respect to any Membership Units subject to the Option until the date of issuance of a certificate for such Membership Units.

              21. AGREEMENT NOT A CONTRACT OF EMPLOYMENT. Neither the Plan, the granting of the Option, this Option Agreement nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or under-standing, express or implied, that the Optionee has a right to continue to provide services as an officer, Board member, employee, consultant or advisor of the Company or any Parent, Subsidiary or affiliate of the Company for any period of time or at any specific rate of compensation.

              22. AUTHORITY OF THE BOARD. The Board shall have full authority to interpret and construe the terms of the Plan and this Option Agreement. The determination of the Board as to any such matter of interpretation or construction shall be final, binding and conclusive.

              23. DISPUTE RESOLUTION. The parties hereto will use their reasonable best efforts to resolve any dispute hereunder through good faith negotiations. A party hereto must submit a written notice to any other party to whom such dispute pertains, and any such dispute that cannot be resolved within 30 calendar days of receipt of such notice (or such other period to which the parties may agree) will be submitted to an arbitrator selected by mutual agreement of the parties. In the event that, within 50 days of the written notice referred to in the preceding sentence, a single arbitrator has not been selected by mutual agreement of the parties, a panel of arbitrators (with each party to the dispute being entitled to select one arbitrator and, if necessary to prevent the possibility of deadlock, one additional arbitrator being selected by such arbitrators selected by the parties to the dispute) shall be selected by the parties. Except as otherwise provided herein or as the parties to the dispute may otherwise agree, such arbitration will be conducted in accordance with the then existing rules of the American Arbitration Association. The decision of the arbitrator or arbitrators, or of a majority thereof, as the case may be, made in writing will be final and binding upon the parties hereto as to the questions submitted, and the parties will abide by and comply with such decision; PROVIDED, HOWEVER, the arbitrator or arbitrators, as the case may be, shall not be empowered to award punitive damages. Unless the decision of the arbitrator or arbitrators, as the case may be, provides for a different allocation of costs and expenses determined by the arbitrator or arbitrators, as the case may be, to be equitable under the circumstances, the prevailing party or parties in any arbitration will be entitled to recover all reasonable fees (including but not limited to attorneys' fees) and expenses incurred by it or them in connection with such arbitration from the nonprevailing party or parties.

              24. MARKET STAND-OFF. If this Option Agreement is amended or replaced in connection with the Company preparing for an initial underwritten public offering of its equity securities, the amended or substitute option agreement shall provide for the following with respect to the equity securities issuable upon exercise thereof: In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, for such period as the Company or its underwriters may request (such period not to exceed 180 days following the date of the applicable offering), the Optionee shall not, directly or indirectly, sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any equity securities acquired under this Option Agreement without the prior written consent of the Company or its underwriters.

              IN WITNESS WHEREOF, the parties hereto have executed and delivered this Option Agreement on the day and year first above written.

CHEROKEE INTERNATIONAL, LLC

                                    By
                                       ----------------------------------------
                                    Name
                                          -------------------------------------
                                    Title
                                           ------------------------------------

              The undersigned has had the opportunity to read the terms and provisions of the foregoing Option Agreement, the terms and provisions of the Plan, herein incorporated by reference and the terms and provisions of the Operating Agreement. The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Option Agreement and to all the terms and provisions of the Plan, herein incorporated by reference.

                                    ------------------------------------------
                                    The Optionee

                                    Address:
                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------



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



                                    EXHIBIT A

                              AGREEMENT TO BE BOUND

       Reference is made to the Second Amended and Restated Operating Agreement of Cherokee International, LLC, dated as of April 30, 1999, as amended to the date hereof (the "Agreement"). All capitalized terms used but not otherwise defined herein are used with the meanings ascribed to such terms in the Agreement.

       The undersigned purchased on the date hereof ____________ Class B Units (the "Securities"). The undersigned hereby joins the Agreement as a party thereto with respect to the Securities, entitled to the rights and benefits of, and subject to the obligations of, a Member with respect to the Securities.

       The undersigned's address for notice is:

----------------------------------------------

----------------------------------------------

----------------------------------------------

       Dated this day ___ of ___________, 1999.


                                  By:
                                      -----------------------------------

                                    EXHIBIT B
                                 SPOUSAL CONSENT

        The undersigned represents that the undersigned is the spouse of

                        --------------------------------
                           Name of Employee

and that the undersigned is familiar with the terms of the 1999 Unit Option Plan (the "Plan"), the Option Agreement and of the Operating Agreement (together with the Option Agreement, the "Agreements"), each of which the undersigned's spouse is entering into on today's date. The undersigned hereby agrees that the interest of the undersigned's spouse in all property which is the subject of such Plan or Agreements shall be irrevocably bound by the terms of such Plan or Agreements and by any amendment, modification, waiver or termination signed by the undersigned's spouse. The signed further agrees that the undersigned's community property interest in all property which is the subject of such Plan or Agreements shall be irrevocably bound by the terms of such Plan or Agreements, and that such Plan or Agreements shall be binding on the executors, administrators, heirs and assigns of the undersigned. The undersigned further authorizes the undersigned's spouse to amend, modify or terminate such Plan or Agreements, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned's spouse shall be binding on the community property interest of the undersigned in all property which is the subject of such Plan or Agreements and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated:  __________, 1999

                                                  ------------------------------
                                                     Signature of Spouse:


                                       14